UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 20, 2010

Birch Branch, Inc.
(Exact name of registrant as specified in its charter)

Colorado	333-126654	84-1124170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Henan Shuncheng Group Coal Coke Co., Ltd. Henan Province, Anyang County, Cai Cun Road Intersection, Henan Shuncheng Group Coal Coke Co., Ltd. (New Building), China 455141
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:	+86 372 323 7890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2010, Henan Shuncheng Group Coal Coke Co., Ltd. (“SC Coke”) entered into a loan agreement with Bank of China, Anyang Branch.  The principal amount of the secured loan is approximately $2,937,461.  The secured loan carries an interest rate of 5.841% per annum, is due on July 20, 2011, and is personally guaranteed by the SC Coke shareholders, one of whom is the Chairman of the Board of Directors of the Registrant (as defined below), and a third party guarantor.

On July 28, 2010, SC Coke entered into a loan agreement with China Construction Bank, Anyang Branch.  The principal amount of the loan is approximately $2,937,461.  The loan carries an interest rate of the PRC prime rate, which was 5.310% per annum on July 28, 2010, and is due on July 28, 2011.

As more fully described in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Birch Branch, Inc. (the “Registrant”) on July 2, 2010, the relationships of the Registrant with SC Coke and its shareholders are governed by a series of contractual arrangements through which the Registrant exercises management control over SC Coke.  The Registrant does not own any equity interest in SC Coke.

The description of the loan agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the loan agreements, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.  The submission of this Current Report on Form 8-K is not an admission of the materiality to the Registrant of any agreement described, or information set forth, herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, dated July 20, 2010, between Henan Shuncheng Group Coal Coke Co., Ltd. and Bank of China, Anyang Branch.
10.2	Loan Agreement, dated July 28, 2010, between Henan Shuncheng Group Coal Coke Co., Ltd. and China Construction Bank, Anyang Branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 23, 2010
BIRCH BRANCH, INC.

By:	/s/ Wang Feng
Name: Wang Feng
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Loan Agreement, dated July 20, 2010, between Henan Shuncheng Group Coal Coke Co., Ltd. and Bank of China, Anyang Branch.
10.2	Loan Agreement, dated July 28, 2010, between Henan Shuncheng Group Coal Coke Co., Ltd. and China Construction Bank, Anyang Branch.